UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2013

      First State Capital Investments, Inc.

(Exact Name of Registrant as Specified in its Charter)

      Delaware

  000-54644

      45-437178339

(State or other jurisdiction

(Commission

   (IRS Employer

of incorporation)

 File Number)

       Identification Number)

1514 N. 35th Street, Seattle, Wa.                                                                98105

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code (206) 422-6677

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On April 18, 2013, Registrant entered into a Definitive Purchase Agreement (“DPA”) with Gravity Collection Inc., (“Buyer”) a Nevada corporation with a principal place of business at 191 University Boulevard, Suite 592, Denver, Colorado 80206.  Mr. Harry S. Vested, Jr. is CEO of Buyer.  The DPA calls for a Purchase Price of Twenty-thousand Two Hundred and no/100 ($20,200.00) U.S. Dollars and in exchange for payment in full of the Purchase Price, Buyer will receive all 200,000 shares of Registrant’s issued and outstanding Common Stock, par value $0.001.  Registrant’s issued and outstanding Common Stock at the time of the signing of the DPA consists of 100,000 shares issued to Media Services, Inc. and 100,000 shares issued to Enterprise Creations, LLC, collectively referred to as “Sellers.”  Sellers’ ownership of Registrant’s Common Shares represents 100% of the issued and outstanding shares of Registrant.

There is no family relationship or other relationship between the Sellers and between the Sellers and the Buyer.  There are no arrangements or understandings among the members of the former or new control groups with respect to election of directors or other matters.

Pursuant to the terms of the Definitive Purchase Agreement, the Buyer is to acquire 200,000 shares of the Registrant’s Common Stock, par value $0.001, for a total of Twenty-thousand Two Hundred and no/100 ($20,200) U.S. Dollars.

This was a private transaction between the Sellers and Buyer.  No new shares of the Registrant were sold or issued.

Filing for this Form 8-K was delayed due to Buyer not fulfilling all of its filing obligations under the terms of the DPA.

Item 9.01 Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.

Description

10.01

Definitive Purchase Agreement dated April 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First State Capital Investments, Inc.

(Registrant)

Date: May 10, 2013

 /s/ William D. Kyle

William D. Kyle

  Former Secretary

Exhibit 10.01

DEFINITIVE PURCHASE AGREEMENT

SALE OF COMPANY: FIRST STATE CAPITAL INVESTMENTS, INC.

THIS DEFINITIVE PURCHASE AGREEMENT (the “Agreement”), made as of this 18th day of April 2013, by and between Media Services, Inc., a Washington corporation and Incorporator, Founder and Shareholder; Enterprise Creations LLC, a Utah LLC and Incorporator, Founder and Shareholder of First State Capital Investments, Inc. (the “Corporation”), with an address at 1514 N. 35th Street, Seattle, WA 98103 USA (the “Sellers”), and Gravity Collection, Inc. with an address at 191 University Boulevard, Suite 592, Denver, Colorado 80206 USA (the “Buyer”) collectively referred to as “Parties” or individually as “Party”.

W I T N E S S E T H

WHEREAS, Sellers are the record owners and holders of 200,000 shares (the “Shares”) of common stock with a par value of $0.001 [Ref: Common Stock Certificates No. C-1 and No. C-2, Exhibit A] of the Corporation (the “Common Stock”), which constitute all of the Corporation’s capital stock issued and outstanding as of the date of this Agreement, as more fully described in the attached Exhibit B, and;

WHEREAS, Buyer desires to purchase the Shares from Sellers, and;

WHEREAS, the Sellers desire to sell 200,000 of such Shares of Common Stock of the Corporation to the Buyer, which constitutes One Hundred Percent (100%) of the Corporation’s issued and outstanding shares as of the date of this Agreement, upon the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained in this Agreement, and in order to consummate the purchase and sale of the Shares, it is hereby agreed, as follows:

1.0

PURCHASE AND SALE OF SHARES

Subject to the terms and conditions of this Agreement, Buyer agrees to purchase at the Closing and the Sellers agree to sell to Buyer at the Closing, the Shares, for a total purchase price of Twenty Thousand Two Hundred and 00/100 US dollars ($20,200.00) (the ‘Purchase Price’).

2.0

INITIAL DEPOSIT

Buyer has deposited with Mr. Christopher J. Sues, Esq., attorney, Five Thousand and 00/100 ($5,000.00) as an initial deposit (the “Deposit”) against the delivery of the Shares by the Sellers to the Buyer pursuant to this Agreement.  The balance due, Fifteen thousand Two Hundred and 00/100 US Dollars (the “Balance Due”), will be due and payable at the Closing pursuant to this Agreement.  Buyer agrees to wire transfer to the designated banking coordinates of the Seller, as set forth in Exhibit C, but not later than the close of business April 19, 2013, the Purchase Price ($20,200.00). Buyer shall pay all wire transfer fees for the Balance Due.  The Deposit is refundable only if Sellers fail to execute and deliver all documents required to be executed and/or delivered by Sellers under Section 4.0 of this Agreement.  If, on the other hand, the Buyer fails to execute and deliver all documents required to be executed and/or delivered by

Buyer, or fails to deliver the Purchase Price, under Section 4.0, the Buyer shall forfeit the Deposit and all funds paid to Sellers.

2.1

Sellers’s Banking Coordinates

With respect to the Closing and/or transfer of ownership of the Shares, nothing further will proceed, nor are Sellers under any obligation to sell the Shares to Buyer hereunder, until the Purchase Price ($20,200.00) successfully reaches the Sellers’s Bank Account by Fed Wire transfer.

The Sellers’s banking coordinates for receipt of the Deposit and Balance Due from Buyer are at Exhibit C.

3.0

CLOSING

Subsequent to the Sellers’s receipt of the Purchase Price, the purchase and sale of the Shares shall take place as soon as reasonably practicable after satisfaction or waiver of all Closing conditions at the offices of Mr. Christopher J. Sues, Esq., Pitta & Giblin LLP, 120 Broadway, 28th Floor, New York, NY 10271 with both the Sellers and the Buyer appearing, at their sole discretion, to administer their respective roles, “remotely,” by telephonic means, or by means of the Internet or other technologies, or some combination of these methodologies.  All closing and transfer documents, including this Agreement, must be signed as originals.  At Closing:

A.

Sellers shall deliver to the Buyer the Certificate of Incorporation of the Company in effect as of the date of this Agreement certified by the Secretary of State of the State of Delaware;

B.

Sellers shall deliver to the Buyer certificates, as of the most recent practicable dates as to the active status of the Company issued by the Secretary of State of the State of Delaware;

C.

Sellers shall deliver to the Buyer the (i) the By-laws of the Company and (ii) resolutions of the Board of Directors and (iii) Sellers as the sole stockholders of the Company authorizing and approving all matters in connection with this Agreement, including resignation and replacement of board, resignation and replacement of officers, and the transactions contemplated hereby;

D.

Sellers shall deliver to the Buyer certificates for the Shares being purchased by such Buyer, registered in the name of Buyer;

E.

Sellers shall deliver to the Buyer all accounting, banking and other financial records of the Corporation.

F.

Sellers shall deliver to the Buyer the corporate seal of the Corporation.

G.

Buyer shall pay to the Sellers the Purchase Price for the Shares being purchased by it in immediately available funds, by wire transfer pursuant to this Agreement; and

H.

Sellers and Buyer shall execute and deliver a Cross-Receipt.

I.

Sellers and Buyer shall each deliver to the other a certificate, signed by a duly authorized person, confirming that the representations and warranties of Sellers and Buyer, respectively, in this Agreement are true and correct as of the Closing date and that all covenants and obligations of Sellers and Buyer, respectively, under this Agreement that were required to have been performed prior to the Closing have been so performed.

3.1

Sellers’s Role and Obligation

Immediately after the Closing Transaction and upon receipt of Buyer’s Fed Wire in the amount of Twenty Thousand Two Hundred and 00/100 ($20,200.00) U.S. Dollars by the Sellers at or by April 19, 2013, Mr. Christopher J. Sues shall, accordingly, overnight by bonded courier the original set of the Sellers’s Closing Documents to the Buyer.  Prior to Closing, Sellers will deliver to Mr. Christopher J. Sues, Esq. at Pitta & Giblin LLP, 120 Broadway, 28th Floor, New York, NY 10271 the original set of the Seller’s Closing Documents.

3.2

Buyer’s Role and Obligation

Having satisfied the Deposit ($5,000.00 US Dollars) requirements under §2.0, supra, and prior to Closing, Buyer shall transfer, without deduction or delay (other than normal wire clearing delays), and by Fed Wire Transfer (in clean, clear and unencumbered U.S. Dollars) the Purchase Price of Twenty Thousand Two Hundred and 00/100 ($20,200.00) U.S. Dollars to the Sellers’s designated banking coordinates, Exhibit C.

4.0

REPRESENTATIONS AND WARRANTIES OF SELLERS

Sellers represent and warrant that by selling the Shares to Buyer hereunder, they are selling, and are solely responsible and obligated hereunder to deliver, a reporting blank check shell company, as defined and established under Securities Exchange Act of 1934, as amended; that the Sellers routinely (knowingly and purposefully) sell and transfer ownership (100%) of the Corporation with its final SEC acknowledgment pending so that said final acknowledgement is perfected, by the SEC, under the “new” ownership.

The Sellers further represent and warrant that the Sellers’s obligations hereunder continue until the Shares are fully transferred, and that: (i) the Sellers, based on their research and experience, know of no reason that would cause the SEC to withhold routine acknowledgment of the Corporation as a reporting blank check shell company; (ii) Sellers have no current basis to believe that SEC approval will be withheld; (iii) in the event that the SEC requires certain actions or changes with respect to the Corporation or its public disclosures, the Sellers will promptly cause such actions to be taken or changes to be made, or promptly notify Buyer that they are terminating this Agreement and will return the Purchase Price or all funds received from Buyer to Buyer.

The Sellers, as sole shareholders of the Corporation, hereby further represent and warrant to Buyer as follows:

4.1

Corporate Formation

The Corporation is a corporation legally formed and organized and in good standing under the laws of the State of Delaware, and has the corporate power and authority to carry on the business it is now executing.

4.2

Third Party Consent

Neither the Corporation nor the Sellers require any form of third party consent, authorization, or declaration, nor does this transaction, as contemplated, necessitate any notice to, or filing with, any government or regulatory authority for the Parties to undertake their respective actions hereunder except for the filing of a Form 8-K by the Corporation with the SEC after the Closing and the Buyer’s filing after the Closing with the State of Delaware required filings such as the change in ownership, change in corporate governance and change of registered agent for the transaction contemplated by this Agreement.

4.3

Registration Statement (Form 10)

The Corporation has filed with the United States Securities and Exchange Commission (“SEC”) a registration statement on Form 10 effective pursuant to the Securities Exchange Act of 1934, as Amended, and the Corporation meets the criteria of a reporting company, as established under Section 12(g) thereunder (Securities Exchange Act of 1934).  The Corporation is current on all reports required to be filed by it pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934.

4.4

Capitalization

The authorized capital stock of the Corporation (immediately prior to the Closing) consists of 100,000,000 shares of Common Stock, $0.001 par value per share, of which 200,000 shares are issued and outstanding, and 50,000,000 shares of Preferred Stock, $0.001 par value per share, none of which shares are issued an outstanding.  The Shares comprise all of the issued and outstanding shares of Common Stock, and such Shares have been duly authorized and validly issued and are fully paid and nonassessable.  The Sellers are the legal and beneficial owners of the Shares, and have good and marketable title thereto, free and clear of any liens, claims, rights and encumbrances.  Except as provided in this Agreement (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Corporation is authorized or outstanding, (ii) the Corporation has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Corporation, (iii) the Corporation has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof, and (iv) there are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Corporation.

All of the issued and outstanding shares of capital stock of the Corporation have been offered, issued and sold by the Corporation in compliance with applicable federal and state securities laws.

4.5

Subsidiaries, Etc.

The Corporation has no subsidiaries and does not own or control, directly or indirectly, any shares of capital stock of any other corporation or any interest in any partnership, joint venture or other non-corporate business enterprise.

4.6

Security Holders Lists and Agreements

Below is a true and complete list of the security holders of the Corporation, showing the number of shares of Common Stock or other securities of the Corporation held by each security holder as of the date of this Agreement and, in the case of options, warrants and other convertible securities, the exercise price thereof and the number and type of securities issuable thereunder:

Security Holder    Type and Number of Securities Held

Media Services, Inc.

100,000 shares of Common Stock

Enterprise Creations, LLC

100,000 shares of Common Stock

Except as provided in this Agreement, there are no agreements, written or oral, between the Corporation and the Sellers, or between the Sellers and any third party, relating to the acquisition (including without limitation rights of first refusal, anti-dilution or pre-emptive rights), disposition, registration under the Securities Act of 1933, as amended (the “Securities Act”), or voting of the capital stock of the Corporation.

4.7

Authority for Agreement; No Conflict

The execution, delivery and performance by the Sellers of this Agreement and the consummation by the Sellers of the transactions contemplated hereby have been duly authorized by all necessary company action by the Sellers.  This Agreement has been duly executed and delivered by the Sellers and constitutes a valid and binding obligation of the Sellers enforceable in accordance with its respective terms.  The execution of and performance of the transaction contemplated by this Agreement and compliance with its respective provisions by the Sellers will not, except as provided in such agreement, (a) conflict with or violate any provision of the Certificate of Incorporation or By-laws of the Corporation or the similar governing documents of the Sellers, (b) except as set forth in Section 5.2, require on the part of the Corporation or Sellers any filing with, or any permit, authorization, consent or approval of, any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency (each of the foregoing is hereafter referred to as a “Governmental Entity”), (c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Security Interest (as defined below) or other arrangement to which the Corporation or Sellers is a party or by which the Corporation or Sellers is bound or to which their respective assets are subject, (d) result in the imposition of any Security Interest upon any assets of the Corporation or Sellers or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Corporation or Sellers or any of their respective properties or assets.  For purposes of this Agreement, “Security Interest” means any mortgage, pledge, security interest, encumbrance, charge, or other lien (whether arising by contract or by operation of law).

4.8

Governmental Consents

No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with any Governmental Entity is required on the part of the Sellers in connection with the execution and delivery of this Agreement, or the offer, sale and delivery of the Shares, as contemplated by this Agreement, except such filings as shall have been made prior to and shall be effective on and as of the Closing and such filings required to be made after the Closing under applicable federal and state securities laws.

4.9

Financial Statements

The Company has prepared financial statements that comply with United States generally accepted accounting principles (“GAAP”).

4.10

Assets

The total assets of the Corporation reflected on the last regularly prepared balance sheet of the Corporation prior to the date of this Agreement were two hundred and 00/100 dollars ($200.00) in cash.

4.11

Liabilities

The Corporation does not have any liabilities.

4.12

Taxes

The Corporation has no operations and no employees.  The Corporation has filed a U.S. Corporation Income Tax Return (Form 1120) and a State of Delaware Annual Report.  Neither the Corporation nor any of its Directors, Officers or Stockholders has ever filed (a) an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended (the “Code”), that the Corporation be taxed as an S Corporation or (b) consent pursuant to Section 341(f) of the Code relating to collapsible corporations.

4.13

Litigation

There is no action, suit or proceeding, or governmental inquiry or investigation, pending, or, to the best of the Sellers’s knowledge, threatened, against the Corporation.  The Corporation is not subject to any outstanding judgment, order or decree.

4.14

Material Contracts and Obligations

The Corporation has no material agreements or commitments of any nature (whether written or oral).

4.15

Employees and Directors

The Corporation has no employees.  Effective upon the date of this Agreement, the Corporation’s Board of Directors consists of:

Sallye W. Soltner, Chairman of the Board

William D. Kyle, Member, Board of Directors

Both Sallye W. Soltner and William D. Kyle shall resign as Directors of the Corporation and resign from any other position(s) they may hold with the Corporation effective as of the Closing.

4.16

Books and Records

The minute books of the Corporation contain, in all material respects, complete and accurate records of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof.  The stock ledger of the Corporation is complete and reflects all issuances, transfers, repurchases and cancellations of shares of capital stock of the Corporation.

4.17

Voting and Disposive Power

Sallye W. Soltner, President, Media Services, Inc., shareholder, and William D. Kyle, Managing Member of Enterprise Creations, LLC, shareholder, have full voting and dispositive power with regard to all of the Shares held by each shareholder.

4.18

Finder Or Broker Claims

No person or entity has, or will have, any right, interest or valid claim against the Corporation for any commission, fee or other compensation in connection with the sale of the Shares herein, as a finder or broker or in any similar capacity as a result of any act or omission by the Corporation and/or Sellers or anyone acting on behalf of the Corporation and/or Sellers.

4.19

 Corporate Information

The corporate information contained within Exhibit B hereto is true and correct.

5.0

Representations of the Buyer

Buyer hereby represents and warrants to Sellers that:

5.1

Authority For Agreement: No Conflict

Buyer has full power and authority to enter into and to perform this Agreement in accordance with its terms.  Upon its execution and delivery, this Agreement will be valid and binding obligations of the Buyer, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (b) as limited by general principles of equity that restrict the availability of equitable remedies.  Buyer further warrants that the execution, delivery and performance of this Agreement is in compliance with, and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which Buyer is a party or by which Buyer is bound.

5.2

Experience

Buyer has carefully reviewed the representations concerning the Corporation contained in this Agreement and has made detailed inquiry concerning the Corporation, its business and its personnel; the officers of the Corporation have made available to such Buyer any and all written information which he, she or it has requested and have answered to such Buyer’s satisfaction all inquiries made by such Buyer; and such Buyer has sufficient knowledge and experience in finance and business that he, she or it is capable of evaluating the risks and merits of his, her or its purchase of the Shares and such Buyer is able financially to bear the risks thereof.

5.3

Solicitation

At no time was Buyer presented with, or solicited by or through any leaflet, public promotional message or any other form of general solicitation or advertising promoting the sale of the Shares.

5.4

Own Account

Buyer is acquiring the Shares for his, her or its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement and the Exhibits hereto, Buyer has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.  Buyer acknowledges and consents that the Shares that are the subject of this Agreement are restricted securities within the meaning of applicable securities laws and, therefore, may not be transferred without registration with the SEC and applicable state securities regulators or exemptions from registration.

5.5

Recordings

Buyer, under penalty of perjury, hereby warrants that he, she or it will file any and all documents required by the State of Delaware and the SEC to record the sale and transfer of ownership, and the change in corporate governance of the Corporation, in a timely and fully compliant manner.

5.6

Residence

The office or offices of the Buyer in which its purchase decision was made is located at the address or addresses of the Buyer set forth in Section 6.8 herein.

6.0

Miscellaneous

6.1

Successors and Assigns

This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.  Neither Party may assign this Agreement without the express written consent of the other Party; however, such consent shall neither be unreasonably withheld nor delayed.

6.2

Confidentiality

Buyer agrees that he, she or it will keep confidential and will not disclose, divulge or use for any purpose other than to evaluate the purchase of the Shares, any and all confidential, proprietary or secret information which such Buyer may obtain relating to Sellers or Sellers’s business (“Confidential Information”), unless such Confidential Information is known, or until such Confidential Information becomes known, to the public; provided, however, that Buyer may disclose Confidential Information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with the transactions contemplated hereby, (ii) to any affiliate of such Buyer or to a partner, stockholder or subsidiary of such Buyer, provided that such affiliate agrees in writing to be bound by the provisions of this Section 6.2, or (iii) as may otherwise be required by law, provided that the Buyer takes reasonable steps to minimize the extent of any such required disclosure.

6.3

Survival of Representations and Warranties

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby for a period of one year after the Closing.

6.4

Brokers

The Parties to this Agreement (i) represent and warrant to the other Party hereto that he, she or it has not retained a finder or broker in connection with the transactions contemplated by this Agreement, and (ii) will indemnify and save the other Party harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders’ fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

6.5

Severability

The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

6.6

Specific Performance

In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, Buyer shall be entitled to specific performance of the agreements and obligations of the Sellers hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

6.7

Governing Law

This Agreement shall be governed by, and construed and enforced in accordance with the internal laws of the State of Washington without regard to principles of conflicts of laws.  Each party irrevocably and unconditionally: (a) agrees that any legal proceeding relating to this Agreement must be brought in the State courts in King County, Washington, or the District Court of the United States, Western Washington District Court; (b) consents to the jurisdiction of each such court in any suit, action or proceeding; (c) waives any objection which it may have to the laying of venue of any proceeding in any such court; and (d) agrees that service of any court paper may be effected on it by mail, or in such other manner as may be provided under applicable laws or court rules in the State of Washington.

6.8

Notices

All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

If to Sellers:

Media Services, Inc.

1514 N. 35th Street

Seattle, WA 98103

Attn: Ms. Sallye W. Soltner, President

Enterprise Creations, LLC

2211 12th Avenue East

Seattle, WA 98102

Attn: Mr. William D. Kyle, Managing Member

If to Buyer:

Gravity Collection, Inc.

191 University Boulevard, Suite 592

Denver, Colorado 80206

Attn: Mr. Harry S. Vested, CEO

6.9

Complete Agreement

This Agreement (including its Exhibits) constitutes the entire agreement and understanding of the Parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

6.10

Amendments

No amendments or additions to this Agreement shall be binding unless in writing, signed by both Parties, except as herein otherwise provided.

6.11

Pronouns

Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

6.12

Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document.

6.13

Section Headings

The section headings are for the convenience of the Parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the Parties.

6.14

Gender And Number: Section Headings

Words importing a particular gender mean and include the other gender or business entity, as may be the case; also words importing a singular number mean and include the plural number and vice versa, unless the context clearly indicated to the contrary.  The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

6.15

Waiver

No waiver, or waiver of breach, of any provision or condition or this Agreement shall be deemed waiver of any similar or dissimilar provision or condition at the same time or any prior or subsequent time.

6.16

Publicity

Except as otherwise required by law, none of the Parties hereto shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the other to the contents and the manner of presentation and publication thereof.

6.17

Entire Agreement

This Agreement contains all of the terms agreed upon by the Parties with respect to the subject matter hereof.  This Agreement has been entered into after full investigation, and is a product of negotiations and that no inference should be drawn regarding the drafting of this document.

IN WITNESS WHEREOF, and intending to be legally bound, the Parties hereto have signed this Agreement by their duly authorized officers the day and year first above written.

Executed as of the date first written above.

Seller:

Media Services, Inc.

Seller: Enterprise Creations, LLC

/s/ Sallye W. Soltner

/s/ William D. Kyle

By: Ms. Sallye W. Soltner

By: Mr. William D. Kyle

President

Managing Member

1514 N. 35th Street

2211 12th Avenue East

Seattle, WA 98103

Seattle, WA 98102

Phone: 206-547-6450

Phone: 206-422-6677

Buyer: Gravity Collection, Inc.

/s/ Harry S. Vested, Jr.

By: Mr. Harry S. Vested, Jr.

CEO

191 University Boulevard, Suite 592

Denver, CO 80206

Phone: 949-637-8180

Exhibit A: Common Stock Certificates C-1 and C-2

NUMBER C-1

Incorporated under the laws of the State of Delaware

SHARES 100,000

First State Capital Investments, Incorporated

Total Authorized Issue 150,000,000 Shares

100,000,000 Shares $.001 Par Value
Common Stock

50,000,000 Shares $.001 Par Value
Preferred Stock

See Reverse for Certain Definitions

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR STATE SECURITIES LAWS, BUT HAVE BEEN ISSUED OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT. NO DISTRIBUTION, SALE, OFFER FOR SALE, TRANSFER, DELIVERY, PLEDGE, OR OTHER DISPOSITION OF THESE SECURITIES MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH THE ACT, ANY APPLICABLE STATE LAWS, AND THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION AND STATE AGENCIES PROMULGATED THEREUNDER. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWER, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

This is to certify that **Media Services, Incorporated** is the owner of

One-hundred Thousand (100,000)

Fully Paid and Non-Assessable Shares of Common Stock of
First State Capital Investments, Incorporated

transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, *the seal of the Corporation and the signatures of its duly authorized officers.*

Dated February 27, 2012

Secretary

SEAL

President

CORPKIT, NEW YORK

NUMBER C-2

Incorporated under the laws of the State of Delaware

SHARES 100,000

First State Capital Investments, Incorporated

Total Authorized Issue 150,000,000 Shares

100,000,000 Shares $.001 Par Value
Common Stock

50,000,000 Shares $.001 Par Value
Preferred Stock

See Reverse for Certain Definitions

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR STATE SECURITIES LAWS, BUT HAVE BEEN ISSUED OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT. NO DISTRIBUTION, SALE, OFFER FOR SALE, TRANSFER, DELIVERY, PLEDGE, OR OTHER DISPOSITION OF THESE SECURITIES MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH THE ACT, ANY APPLICABLE STATE LAWS, AND THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION AND STATE AGENCIES PROMULGATED THEREUNDER. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWER, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

This is to certify that **Enterprise Creations, LLC** is the owner of

One-hundred Thousand (100,000)

Fully Paid and Non-Assessable Shares of Common Stock of
First State Capital Investments, Incorporated

transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, *the seal of the Corporation and the signatures of its duly authorized officers.*

Dated February 27, 2012

Secretary

Sallye W. Hottner
President

CORPKIT, NEW YORK

Exhibit B: Corporate Profile

First State Capital Investments, Inc.

Offering Date: April 22, 2013

Offering Price: $20,200.00 USD

First State Capital Investments, Inc. (the “Company”) was formed to pursue a business combination with a target company and to provide a method for a domestic or foreign private company to become a reporting company whose securities would be qualified for trading in the United States secondary market.  The Company has no operations; the Company has no employees.

Corporate Information

State / Month of Incorporation:

Delaware, USA January 2012

Legal Name of Public Company:

First State Capital Investments, Inc.

SEC FILE / CIK Numbers:

CIK: 0001543679 / File: 000-54644

SEC Reporting Status:

Public reporting, current on all SEC filings.

SEC Form 10 Effective Date:

June 27, 2012

Total Assets (audited):

$200.00

Total/pending liabilities (audited):

-0-

Net equity (audited):

$200.00

Underwriter:

Self

Date of fiscal year-end:

December 31

Stock Information

Stock Classes:

Common Stock

100,000,000, $0.001 par value Authorized

Preferred Stock

50,000,000, $0.001 par value Authorized

SEC Registered:

200,000,000 Common Shares

-0- Preferred Shares

Issued and Outstanding Shares:

200,000 Common Shares

Warrants / Options Outstanding:

None

Exhibit C: Sellers’s Banking Coordinates

ENTERPRISE CREATIONS, LLC

BANKING COORDINATES

Beneficiary’s Name

Enterprise Creations, LLC

Beneficiary’s Bank

JPMorgan Chase Bank, N.A.

301 Broadway Avenue East

Seattle, WA 98102

Bank Routing / ABA Number

325070760

Bank’s SWIFT Code

CHASUS33

Beneficiary’s Account Number

4941565628

Bank Contact

Mr. Steve Josephsen

P: 206-461-2475

Steve.josephsen@chase.com

Bank Phone / Fax

Phone: 206-461-2517

Fax: 206-490-1700

Beneficiary’s Address

Enterprise Creations, LLC

2211 12th Avenue East

Seattle, WA 98102

Ph: 206-422-6677

Fax: 866-711-9672

William D. Kyle, Managing Member

Email: bill@enterprise-creations.com